                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3632

                             SCUDDER TAX FREE TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        05/31

Date of reporting period:       05/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Intermediate Tax/AMT Free Fund

Annual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Classes A, B, C, Investment and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class A and C shares and during all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 11, 2001, and Investment Class shares prior to their inception on December 20, 2004, are derived from the historical performance of Class S shares of the Scudder Intermediate Tax/AMT Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Due to the Fund's recent inception on December 20, 2004, for the Institutional Class shares, performance data is not yet available.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.25%	4.26%	5.49%	4.85%
Class B	4.54%	3.46%	4.67%	4.02%
Class C	4.54%	3.46%	4.68%	4.04%
Investment Class	5.44%	4.37%	5.62%	5.00%
Lehman Brothers Municipal Bond Index+	7.96%	6.00%	7.30%	6.22%
Lehman Brothers 7-Year Municipal Bond Index++	5.83%	5.29%	6.65%	5.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 5/31/05	$ 11.40	$ 11.41	$ 11.40	$ 11.41	$ 11.41
12/20/04 (commencement of operations of Investment and Institutional Class shares)	$ —	$ —	$ —	$ 11.45	$ 11.45
5/31/04	$ 11.26	$ 11.26	$ 11.25	$ —	$ —
Distribution Information: Twelve Months (12/20/04 through 5/31/05 for Investment and Institutional Class shares): Income Dividends as of 5/31/05	$ .43	$ .34	$ .34	$ .21	$ .22
Capital Gains as of 5/31/05	$ .014	$ .014	$ .014	$ —	$ —
May Income Dividend	$ .0394	$ .0314	$ .0302	$ .0399	$ .0411
SEC 30-day Yield** as of 5/31/05	3.18%	2.49%	2.37%	3.32%	3.44%
Tax Equivalent Yield** as of 5/31/05	4.89%	3.83%	3.65%	5.11%	5.29%
Current Annualized Distribution Rate** as of 5/31/05	4.07%	3.24%	3.12%	4.12%	4.24%

** The SEC yield is net investment income per share earned over the month ended May 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield would have been 2.49% for Class B had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	59	of	156	38
3-Year	66	of	127	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,236	$11,020	$12,701	$15,613
	Average annual total return	2.36%	3.29%	4.90%	4.56%
Class B	Growth of $10,000	$10,154	$10,875	$12,462	$14,836
	Average annual total return	1.54%	2.84%	4.50%	4.02%
Class C	Growth of $10,000	$10,454	$11,073	$12,568	$14,861
	Average annual total return	4.54%	3.46%	4.68%	4.04%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,796	$11,911	$14,226	$18,284
	Average annual total return	7.96%	6.00%	7.30%	6.22%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,583	$11,672	$13,797	$17,495
	Average annual total return	5.83%	5.29%	6.65%	5.75%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder Intermediate Tax/AMT Free Fund — Investment Class [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31
Comparative Results as of 5/31/05
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,544	$11,368	$13,147	$16,286
	Average annual total return	5.44%	4.37%	5.62%	5.00%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,796	$11,911	$14,226	$18,284
	Average annual total return	7.96%	6.00%	7.30%	6.22%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,583	$11,672	$13,797	$17,495
	Average annual total return	5.83%	5.29%	6.65%	5.75%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and during the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class AARP shares for periods prior to its inception on October 2, 2000 are derived from historical performance of Class S shares of the Scudder Intermediate Tax/AMT Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/05
Scudder Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.62%	4.51%	5.84%	5.17%
Class AARP	5.46%	4.50%	5.75%	5.12%
Lehman Brothers Municipal Bond Index+	7.96%	6.00%	7.30%	6.22%
Lehman Brothers 7-Year Municipal Bond Index++	5.83%	5.29%	6.65%	5.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 5/31/05	$ 11.41	$ 11.41
5/31/04	$ 11.27	$ 11.26
Distribution Information: Twelve Months: Income Dividends as of 5/31/05	$ .45	$ .46
Capital Gains as of 5/31/05	$ .014	$ .014
May Income Dividend	$ .0408	$ .0420
SEC 30-day Yield** as of 5/31/05	3.40%	3.52%
Tax Equivalent Yield** as of 5/31/05	5.23%	5.42%
Current Annualized Distribution Rate** as of 5/31/05	4.21%	4.33%

** The SEC yield is net investment income per share earned over the month ended May 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield would have been 3.40% for Class AARP had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	156	22
3-Year	48	of	127	39
5-Year	41	of	95	43
10-Year	20	of	68	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31
Comparative Results as of 5/31/05
Scudder Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,562	$11,414	$13,285	$16,552
	Average annual total return	5.62%	4.51%	5.84%	5.17%
Class AARP	Growth of $10,000	$10,546	$11,410	$13,226	$16,483
	Average annual total return	5.46%	4.50%	5.75%	5.12%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,796	$11,911	$14,226	$18,284
	Average annual total return	7.96%	6.00%	7.30%	6.22%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,583	$11,672	$13,797	$17,495
	Average annual total return	5.83%	5.29%	6.65%	5.75%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and AARP shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,022.70	$ 1,018.80	$ 1,018.80	$ 1,014.90	$ 1,023.80	$ 1,024.40	$ 1,015.80
Expenses Paid per $1,000*	$ 3.98	$ 7.90	$ 7.80	$ 3.00	$ 2.88	$ 2.22	$ 2.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,020.99	$ 1,017.10	$ 1,017.20	$ 1,019.22	$ 1,022.09	$ 1,022.74	$ 1,020.19
Expenses Paid per $1,000*	$ 3.98	$ 7.90	$ 7.80	$ 3.00	$ 2.87	$ 2.22	$ 2.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Investment and Institutional Class shares the average account value over the period was multiplied by the number of days since commencement (December 20, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class	Class AARP	Class S	Institutional Class
Scudder Intermediate Tax/AMT Free Fund	.79%	1.57%	1.55%	.67%	.57%	.44%	.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Intermediate Tax/AMT Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Intermediate Tax/AMT Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1998.

Over 29 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1990.

Over 19 years of investment industry experience.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Over 8 years of investment industry experience.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder Intermediate Tax/AMT Free Fund. Shelly Deitert is also a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the fiscal year ended May 31, 2005?

A:  Municipal bonds and the broad bond market delivered strong results over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 7.96% for the 12 months ended May 31, 2005.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 6.82% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. The supply of new municipal bond issues was generally high during the fiscal period. As we entered 2005, municipal issuance was widely expected to fall off somewhat from the prior year's pace. However, supply remained strong as declining long-term interest rates spurred refunding of existing issues. These same low yields led to soft demand for municipal bonds among retail investors throughout the period. Nevertheless, overall demand was supported by strong interest from institutional investors, such as insurance companies and hedge funds.

During the fiscal period, the Federal Reserve Board (the Fed) increased the federal funds rate, the interbank overnight lending rate and a benchmark for market interest rates, from 1.00% to 3.00% in eight increments of 0.25%. This caused yields on shorter-term bonds, which are more sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. At the same time, long-term interest rates actually declined, as high oil prices and moderating growth kept expectations for inflation in check. This meant that long-term bond prices generally rose over the period.

The overall result of rising short-term yields and stable-to-declining long-term yields was that both the taxable and tax-free yield curves experienced significant flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 76 basis points while bonds with 30-year maturities experienced a yield decrease of 73 basis points, resulting in a total flattening of 149 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

AAA Municipal bond yield curve (as of 5/31/04 and 5/31/05)

Maturity

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

Q:  How did Scudder Intermediate Tax/AMT Free Fund perform for the 12-month period ended May 31, 2005?

A:  Scudder Intermediate Tax/AMT Free Fund posted strong results in the period. The fund's Class A shares delivered a total return of 5.25%. The fund outperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which gained 4.83%.4 The unmanaged Lehman Brothers Municipal Bond Index returned 7.96%, while the Lehman Brothers 7-Year Municipal Bond Index returned 5.83%. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of five to 10 years. It is not possible to invest directly into a Lipper category.

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the annual period?

A:  We had anticipated a flattening of the municipal bond yield curve and positioned the fund's investments to take advantage of that change in the latter half of the period. This meant avoiding exposure to the three- to four-year segment of the yield curve, which was heavily affected by rising rates and falling bond prices as the curve flattened, and increasing our holdings of longer-term issues. While we also added to bonds with maturities in the 20-year range, it would have helped performance if we had been more aggressive in doing so, as the longer end of the yield curve outperformed. The fund benefited from credit upgrades and spread tightening, in particular with respect to New York City issues and California general obligation bonds.

Looking ahead, we believe that municipal bond valuations relative to US government and agency debt are attractive all along the yield curve. We will continue to take a prudent approach to investing in the municipal bond market, while seeking to maintain an attractive dividend and minimize taxable capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Portfolio Composition	5/31/05	5/31/04

Revenue Bonds	48%	43%
General Obligation Bonds	27%	42%
US Government Secured	20%	12%
Lease Obligations	5%	3%
	100%	100%
Quality	5/31/05	5/31/04

AAA	78%	78%
AA	10%	13%
A	9%	7%
BBB	2%	2%
BB	1%	—
	100%	100%
Effective Maturity	5/31/05	5/31/04

Less than 1 year	5%	5%
1 < 5 years	35%	26%
5 < 10 years	55%	59%
10 < 15 years	5%	10%
	100%	100%

Weighted average effective maturity: 5.71 years and 6.38 years, respectively.

Top Five State Allocations (% of Total Investment Portfolio)	5/31/05	5/31/04

California	12%	10%
Texas	12%	13%
New York	11%	10%
Illinois	8%	9%
Pennsylvania	5%	4%

Portfolio composition, quality, effective maturity and top five state allocations are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 98.7%
Alabama 1.1%
Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, ETM, 8.25%, 7/1/2005	65,000	65,289
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (c)	3,560,000	3,739,958
Lauderdale & Florence Counties, AL, Public Hospital Board Revenue, ETM, 7.0%, 7/1/2007	120,000	124,655
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,275,223
West Jefferson, AL, Amusement & Public Park Authority, Visionland Alabama Project, Prerefunded, 7.5%, 12/1/2008	505,000	529,947
		8,735,072
Alaska 1.8%
Anchorage, AK, General Obligation:
Series A, 5.5%, 6/1/2017 (b)	3,035,000	3,451,736
Series B, Prerefunded, 5.875%, 12/1/2014 (b)	365,000	415,363
North Slope Borough, AK, Other General Obligation, Series A, Zero Coupon, 6/30/2006 (b)	11,150,000	10,807,695
		14,674,794
American Samoa 0.1%
Territory of American Samoa, General Obligation, 5.75%, 9/1/2005 (b)	495,000	498,114
Arizona 2.9%
Arizona, Health Facilities, Authority Hospital System Revenue, Refunding, ETM, 6.25%, 9/1/2011 (b)	215,000	223,901
Arizona, School District General Obligation, School Facilities Board Revenue:
Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,826,700
5.5%, 7/1/2014	4,000,000	4,473,120
Arizona, School Facilities Board Revenue, State School Trust, Series A, 5.75%, 7/1/2015 (b)	3,500,000	4,074,070
Maricopa County, AZ, School District General Obligation, Unified School District No. 41, Gilbert School:
Zero Coupon, 1/1/2006 (b)	2,925,000	2,878,756
Zero Coupon, 7/1/2006 (b)	7,605,000	7,377,002
Yuma, AZ, Industrial Development Authority, Multi-Family Mortgage Regency Apartments, Series A, 5.4%, 12/20/2017	1,290,000	1,298,269
		23,151,818
Arkansas 0.2%
Arkansas, University of Arkansas Revenues, Series A, 5.0%, 11/1/2013 (b)	1,000,000	1,113,520
Drew County, AR, Public Facilities Board, Single Family Mortgage, Series A-2, 7.9%, 8/1/2011	39,776	40,684
Fayetteville, AR, Public Facilities Board, Single Family Mortgage, 7.25%, 4/1/2011	10,000	10,123
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	110,000	124,595
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	29,506	29,761
		1,318,683
California 12.2%
Anaheim, CA, General Obligation, Union High School District, 5.0%, 8/1/2016 (b)	2,000,000	2,223,020
California, Department Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	11,307,400
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Project, 6.0%, 7/1/2009	70,000	72,478
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,959,630
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	11,330,500
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,335,358
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,715,680
California, State General Obligation:
5.0%, 2/1/2012	625,000	660,437
5.0%, 2/1/2013	550,000	598,241
5.0%, 10/1/2016	3,000,000	3,231,360
5.25%, 2/1/2007	275,000	285,211
5.25%, 2/1/2018	5,000,000	5,498,050
5.5%, 10/1/2005	100,000	100,878
6.0%, 4/1/2018	1,700,000	2,031,959
6.3%, 9/1/2011	250,000	291,125
6.75%, 3/1/2007	500,000	531,950
6.75%, 8/1/2011	200,000	237,566
7.2%, 5/1/2008	50,000	55,773
California, Water & Sewer Revenue, Series Y, 5.25%, 12/1/2016 (b)	3,000,000	3,337,020
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	120,000	134,282
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	8,291,317
Fresno, CA, Multi-Family Housing Revenue, Woodlands Apartments Project, Series A, 6.65%, 5/20/2008	220,000	228,534
Long Beach, CA, Sales & Special Tax Revenue, Project Revenue, Aquarium of the Pacific Project, Series A, ETM, 5.75%, 7/1/2005	480,000	481,195
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Refunding Project, Series A, 5.0%, 12/1/2025 (b)	3,200,000	3,436,672
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	1,675,000	1,764,864
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,537,800
San Bernardino, CA, State General Obligation, City Unified School District, Refunding, 5.0%, 8/1/2016 (b)	2,615,000	2,878,174
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2017 (b)	2,335,000	2,560,794
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	651,808
San Mateo, CA, State General Obligation, Union High School District, Refunding, 5.0%, 9/1/2016 (b)	2,150,000	2,371,558
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,987,537
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	36,598
		99,164,769
Colorado 1.8%
Arapahoe County, CO, Transportation/Toll Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, 6.9%, 8/31/2015	300,000	312,018
Aurora, CO, Centrtech Metropolitan District, Series C, 4.875%, 12/1/2028, BNP Paribas (c)	1,280,000	1,331,303
Aurora, CO, Single Family Mortgage Revenue, Series A, 7.3%, 5/1/2010	20,000	20,432
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	135,000	145,230
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	120,000	135,125
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	535,000	535,535
Colorado, Housing Finance Authority, Single Family Program:
Series A, 4.75%, 11/1/2005	5,000	5,031
Series A-3, 6.5%, 5/1/2016	135,000	136,686
Series B-3, 6.55%, 5/1/2025	154,000	155,959
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,714,050
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	15,000	15,089
Interlocken Metropolitan District, CO, General Obligation, Series A, 5.75%, 12/15/2019 (b)	2,200,000	2,400,134
Jefferson County, CO, General Obligation, School District No. R-001, 5.0%, 12/15/2016 (b)	3,000,000	3,317,370
		14,223,962
Connecticut 0.8%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,000,000	1,995,840
Connecticut, State General Obligation, Series A, 5.375%, 4/15/2016	4,000,000	4,512,240
		6,508,080
Delaware 0.1%
Delaware, Economic Development Authority, Peninsula United, Series A, 6.0%, 5/1/2009	35,000	36,539
Delaware, Economic Development Authority, Wilmington Friends School Project:
144A, 6.3%, 7/1/2005	70,000	70,062
144A, 6.3%, 7/1/2006	75,000	75,055
144A, 6.3%, 7/1/2007	80,000	80,053
144A, 6.3%, 7/1/2008	85,000	85,048
144A, 6.3%, 7/1/2009	90,000	90,060
144A, 6.3%, 7/1/2010	95,000	95,061
144A, 6.3%, 7/1/2011	100,000	100,066
144A, 6.3%, 7/1/2012	110,000	110,057
144A, 6.3%, 7/1/2013	115,000	115,047
Wilmington, DE, Park Authority, Series B, ETM, 7.15%, 8/1/2006	100,000	100,342
		957,390
District of Columbia 0.5%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,280,859
Florida 1.0%
Broward County, FL, Educational Facilities Authority Revenue, Nova Southeastern, Series C, 2.27%*, 4/1/2024, Bank of America NA (c)	400,000	400,000
Broward County, FL, Water & Sewer Utility Revenue, Prerefunded, 6.875%, 9/1/2008	160,000	165,856
Dade County, FL, Aviation Revenue, Series E, 5.4%, 10/1/2007 (b)	50,000	51,379
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	5,201,640
Daytona Beach, FL, Water & Sewer Revenue, Series 1978, ETM, 6.75%, 11/15/2007	310,000	334,375
Gainesville, FL, Utilities Systems Revenue, ETM, 6.3%, 10/1/2006	90,000	90,022
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series B, 5.125%, 10/1/2017 (b)	1,250,000	1,293,513
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	665,000	745,804
St. John's County, FL, Industrial Development Authority, Industrial Development Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	197,826
		8,480,415
Georgia 2.7%
Athens, GA, Water & Sewer Revenue, ETM, 6.2%, 7/1/2008	425,000	459,926
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., 2.99%*, 1/1/2022 (b)	100,000	100,000
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,114,940
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,144,830
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,457,780
Georgia, State, General Obligation, 6.75%, 9/1/2010	5,370,000	6,308,300
Gwinnett County, GA, Multi-Family Housing Authority, Singleton-Oxford Association, Series A, 5.5%, 4/1/2026	910,000	920,529
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	1,070,000	1,148,645
Prerefunded, 6.5%, 10/1/2013	800,000	912,400
		21,567,350
Hawaii 1.4%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,153,340
5.75%, 1/20/2036	2,395,000	2,539,562
Hawaii, State General Obligation, Series CI, 4.75%, 11/1/2008	7,050,000	7,451,850
		11,144,752
Illinois 8.0%
Alton, IL, Hospital Facility Revenue, Alton Memorial Hospital Project, ETM, 7.0%, 7/1/2005	60,000	60,189
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	60,000	66,143
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	933,262
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	8,249,526
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	3,953,100
Des Plaines, IL, Hospital Facility, Holy Family Hospital:
ETM, 7.0%, 1/1/2007	65,000	67,527
ETM, 7.0%, 1/1/2007 (b)	130,000	135,055
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	810,000	931,071
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	67,715
5.15%, 1/1/2014	65,000	67,988
5.25%, 1/1/2006	45,000	45,490
5.25%, 1/1/2007	45,000	46,254
5.25%, 1/1/2008	50,000	52,035
5.25%, 1/1/2009	50,000	52,483
5.25%, 1/1/2010	55,000	58,359
5.25%, 1/1/2016	150,000	156,559
5.375%, 1/1/2011	60,000	64,198
5.5%, 1/1/2012	35,000	37,748
5.5%, 1/1/2019	255,000	266,498
5.75%, 1/1/2022	300,000	310,182
Fairfield, IL, Economic Development Authority, Wayne County Center Project, 6.0%, 12/15/2005	80,000	80,774
Granite City, IL, Hospital Facilities Revenue, ETM, 7.0%, 1/1/2008	95,000	100,383
Grayslake, IL, Multi-Family Housing, Country Squire Apartments Project, Series A, 6.0%, 6/1/2005	70,000	70,000
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	8,500,000	8,181,250
Illinois, Development Finance Authority, Catholic Health, Series A, 5.15%, 2/15/2006 (b)	765,000	776,467
Illinois, Development Finance Authority, Debt Restructure East Saint Louis, 6.875%, 11/15/2005	145,000	147,455
Illinois, Development Finance Authority, Section 8, Series A, 5.2%, 7/1/2008 (b)	40,000	40,857
Illinois, Educational Facilities Authority Revenues, Augustana College:
4.6%, 10/1/2008	135,000	139,718
Prerefunded, 5.0%, 10/1/2013	280,000	296,576
Illinois, Health Facilities Authority Revenue, Northwestern Memorial Hospital, Series C, 2.98%*, 8/15/2032	300,000	300,000
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	185,000	198,052
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008	310,000	316,278
Illinois, Housing Development Authority, Multi-Family Program, Series 3, 6.05%, 9/1/2010	185,000	185,834
Illinois, State General Obligation:
Series First, Prerefunded, 5.75%, 6/1/2011 (b)	3,000,000	3,365,310
Series First, Prerefunded, 6.0%, 1/1/2012 (b)	3,305,000	3,716,737
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,494,690
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	9,030,000	9,387,588
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project:
Series A, 5.55%, 11/1/2006	85,000	86,492
Series A, 6.15%, 11/1/2022	1,385,000	1,434,444
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,777,080
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,739,320
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	955,000	1,022,977
Series A, 5.2%, 8/1/2017	1,285,000	1,365,261
University of Illinois, Higher Education Revenue, Auxiliary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,440,197
Series A, 5.5%, 4/1/2016 (b)	3,580,000	4,128,205
Woodridge, IL, Multi-Family Revenue, Hawthorn Ridge Housing, Series A, 5.65%, 12/20/2032	1,510,000	1,564,436
		64,977,763
Indiana 2.0%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017	1,250,000	1,303,700
Indiana, Toll Finance Authority, Toll Road Revenue, 5.0%, 7/1/2014	2,000,000	2,002,040
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,410,970
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,577,920
		16,294,630
Iowa 0.3%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,099,380
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No.231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,524,118
McPherson, KS, Electric Utility Revenue, Prerefunded, ETM, 5.9%, 3/1/2007	800,000	834,552
Merriam, KS, Hospital Revenue, Shawnee Mission Medical Center, ETM, 6.9%, 6/1/2005	35,000	35,000
		3,393,670
Kentucky 0.3%
Kentucky, State Revenue Lease, State Property and Buildings Commission Revenue, Project No.68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,255,980
Kentucky, Turnpike Authority, Recovery Road Revenue:
ETM, 6.125%, 7/1/2007	292,000	301,140
ETM, 6.625%, 7/1/2008	150,000	158,059
		2,715,179
Louisiana 1.7%
Iberia, LA, Single Family Mortgage Revenue, 7.375%, 1/1/2011	45,000	45,135
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 7.95%, 12/1/2013 (b)	2,815,000	3,704,850
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	265,000	289,014
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,694,000	4,204,769
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014 (b)	1,365,000	1,426,684
Shreveport, LA, General Obligation, Series A, 5.0%, 5/1/2016 (b)	2,000,000	2,215,000
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,760,000	1,915,338
		13,800,790
Maryland 0.1%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	450,000	470,313
Massachusetts 1.0%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	485,000	534,829
Massachusetts, Bay Transportation Authority Revenue, Unrefunded, Series A, 5.75%, 7/1/2015	85,000	94,565
Massachusetts, Bay Transportation Authority, Mass Revenue, Prerefunded, Series A, 5.75%, 7/1/2015	915,000	1,024,315
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	322,589
Massachusetts, Health & Educational Authority, Beth Israel Hospital, ETM, 5.75%, 7/1/2006	15,000	15,209
Massachusetts, Industrial Finance Agency, Higher Education, Hampshire College Project, Prerefunded, 5.8%, 10/1/2017	1,655,000	1,784,984
Massachusetts, State General Obligation:
Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,152,710
Series C, Prerefunded, 5.75%, 10/1/2015	250,000	280,040
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,127
Somerville, MA, Multi-Family Housing Revenue, Clarendon Project, 4.6%, 11/20/2015	2,630,000	2,703,719
		7,923,087
Michigan 5.2%
Battle Creek, MI, Economic Development, Kellogg Company Project, 5.125%, 2/1/2009	170,000	172,878
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,210,350
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,704,237
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,866,940
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,214,260
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,644,566
Michigan, Higher Education Facility Authority Revenue, Thomas M. Colley Law School, 5.35%, 5/1/2015, First of America Bank (c)	1,200,000	1,255,440
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	190,000	197,408
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,320,250
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2014 (b)	3,000,000	3,377,850
Michigan, State Agency Revenue Lease, Municipal Bond Authority, Series A, Zero Coupon, 6/15/2006 (b)	4,750,000	4,613,770
Michigan, Strategic Fund Obligation, Ford Motor Credit, Series A, ETM, 7.875%, 8/15/2005	60,000	60,113
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,456,393
Petoskey, MI, Hospital Finance Authority, ETM, 6.7%, 3/1/2007	205,000	212,985
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022 (b)	12,400,000	4,296,848
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	175,000	195,659
Walled Lake, MI, School District General Obligation, 5.75%, 5/1/2013	2,000,000	2,240,120
		42,040,067
Minnesota 0.7%
Minnesota, General Obligation, 5.0%, 8/1/2016	3,000,000	3,275,970
Minnesota, White Earth Band of Chippewa Indians Revenue, Series A, 144A, 7.0%, 12/1/2011 (b)	2,000,000	2,214,060
Rochester, MN, Saint Mary's Hospital, ETM, 5.75%, 10/1/2007	190,000	196,097
		5,686,127
Mississippi 1.0%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	515,000	532,881
Lee County, MS, Hospital Systems Revenue, North Mississippi Medical Center Project, ETM, 6.8%, 10/1/2007	250,000	261,235
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,429,412
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue Refunding, Wesley Manor, Series A, 5.45%, 5/20/2034	2,695,000	2,873,193
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,220,768
		8,317,489
Missouri 1.1%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	160,000	171,397
Missouri, Development Financial Board, Recreation Facilities Revenue, YMCA, Greater St. Louis, Series A, 4.75%, 9/1/2007, Bank of America NA (c)	170,000	176,081
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,738,624
Missouri, Hospital & Healthcare Revenue, Lake Of The Ozarks General Hospital, 6.0%, 2/15/2006	105,000	106,634
Missouri, Rehabilitation Center Project, Certificate of Participation, Series A, 6.0%, 11/1/2015	100,000	101,328
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	4,026,764
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	65,908
St. Louis, MO, Land Clearance Redevelopment Authority, Westminster Place Apartments, Series A, 5.95%, 7/1/2022	450,000	464,166
		8,850,902
Montana 0.0%
Missoula County, MT, Hospital Revenue, ETM, 7.125%, 6/1/2007 (b)	127,000	131,876
Nebraska 0.3%
Nebraska, Investment Finance Authority, Multi-Family Housing, Tara Hills Villa, 4.875%, 1/1/2008	450,000	464,013
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,839,285
		2,303,298
Nevada 1.0%
Clark County, NV, School District General Obligation, Building and Renovation, Series B, 6.5%, 6/15/2007 (b)	7,000,000	7,490,560
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	160,000	163,847
Series C-1, 5.45%, 4/1/2010	70,000	70,685
Nevada, Housing Division, Single Family Program, Series B-1, 6.2%, 10/1/2015	130,000	131,484
		7,856,576
New Hampshire 0.2%
Manchester, NH, Housing & Redevelopment Revenue Authority:
4.85%, 1/1/2007	130,000	132,919
4.9%, 1/1/2008	145,000	150,114
5.55%, 1/1/2018	185,000	193,042
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,300,000	1,327,014
		1,803,089
New Jersey 2.5%
Carlstadt, NJ, Sewer Authority, Sewer Revenue, 5.25%, 1/1/2007	38,000	38,710
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.0%, 6/15/2013 (b)	5,000,000	5,491,750
5.375%, 6/15/2014	2,280,000	2,511,260
New Jersey, Economic Development Authority Revenue, School Facilities Construction, Series I, 5.25%, 9/1/2024	2,000,000	2,266,320
New Jersey, Economic Development Authority, Economic Development Revenue, Foreign Trade Zone Project, 3.0%*, 12/1/2007, Bank of New York (c)	55,000	55,000
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund:
Prerefunded, Series B, 6.5%, 6/15/2011 (b)	85,000	100,352
Series B, 6.5%, 6/15/2011 (b)	140,000	164,504
New Jersey, State Transport Trust Fund Authority, Transportation System, Series A, 5.25%, 12/15/2014 (b)	2,790,000	3,160,540
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	3,112,673
Series B, 6.0%, 9/15/2015 (b)	500,000	569,945
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	3,026,473
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	35,000	37,302
		20,534,829
New Mexico 0.2%
Bernalillo County, NM, Multi-Family Revenue, Sunchase Apartments, Series A, 4.6%, 11/1/2025	1,130,000	1,136,780
New Mexico, Mortgage Finance Authority, Single-Family Mortgage Program:
Series F-3, 5.5%, 7/1/2017	85,000	88,634
Series F-3, 5.6%, 7/1/2028	195,000	201,663
		1,427,077
New York 10.4%
East Rochester, NY, Housing Authority Revenue, St. Johns Meadow, Series A, 5.125%, 8/1/2018	600,000	619,986
New York, Dormitory Authority, Lease Revenue, Court Facilities:
Series A, 5.25%, 5/15/2011	1,240,000	1,359,982
Series A, 5.75%, 5/15/2014	3,715,000	4,216,451
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	945,000	980,296
6.1%, 8/1/2041 (b)	1,000,000	1,139,130
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	478,039
New York, Higher Education Revenue, University Adult Facilities, Series B, 5.75%, 5/15/2013 (b)	1,400,000	1,586,452
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,790,300
New York, Sales & Special Tax Revenue, Thruway Authority, Series A, 5.5%, 3/15/2015	3,365,000	3,737,640
New York, State Dormitory Authority Revenues, State University Educational Facilities:
Prerefunded, 5.0%, 5/15/2010	50,000	53,420
5.0%, 5/15/2010	250,000	264,597
New York, State General Obligation Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, ETM, 5.75%, 7/1/2007	1,975,000	2,091,861
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,783,825
New York, NY, Core City General Obligation:
Series B, 5.75%, 8/1/2015	5,000,000	5,611,400
Series I, 6.25%, 4/15/2006	1,000,000	1,028,720
Series G, 6.75%, 2/1/2009	5,000,000	5,608,850
New York, NY, General Obligation:
Series I, 5.0%, 8/1/2018	6,000,000	6,434,940
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,475,360
Series A, 5.5%, 8/1/2014	10,000,000	11,207,300
Series B, 7.25%, 8/15/2007	2,730,000	2,972,915
Prerefunded, Series B, 7.25%, 8/15/2007	170,000	185,965
New York, NY, Industrial Development Agency, College of Aeronautics Project, 5.2%, 5/1/2009	205,000	214,549
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	11,163,200
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, Marine Midland Bank (c)	600,000	624,138
Onondaga County, NY, Industrial Development Agency Revenue, Civic Facilities Revenue, Lemoyne College Project, Series A, 5.0%, 3/1/2007	180,000	184,914
Syracuse, NY, Housing Authority, Lorretto Rest Homes, Series A, 5.0%, 8/1/2007	495,000	503,657
Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,737,680
Triborough Bridge & Tunnel Authority, NY, Convention Center Project, Series E, 7.25%, 1/1/2010	270,000	298,523
Yates County, NY, Industrial Development Agency, Soldiers & Sailors Memorial Hospital, Series A, 5.5%, 2/1/2019, Federal Home Loan Bank (c)	110,000	110,613
		84,464,703
North Carolina 0.8%
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,083,300
North Carolina, Electric Revenue, Power Agency No. 1 Catawba Electric, 7.25%, 1/1/2007 (b)	5,000,000	5,326,250
North Wilkesboro, NC, Housing Development Corp., Multi-Family Revenue, Wilkes Tower, Series A, 6.35%, 10/1/2022	200,000	204,250
Wake County, NC, Hospital Revenue, ETM, 6.25%, 1/1/2008	130,000	135,635
		6,749,435
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,331,337
Ohio 1.1%
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	1,030,910
5.4%, 7/1/2010	750,000	788,685
Jefferson County, OH, General Obligation, 6.625%, 12/1/2005 (b)	45,000	45,781
Lucas-Palmer Housing Development Corp., OH, Mortgage Revenue, Palmer Gardens Section 8, Series A, 5.9%, 7/1/2007 (b)	120,000	122,536
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	775,000	776,217
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000	384,671
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,277,735
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,642,771
Ohio, Water Development Authority, Pollution Control Facilities Revenue, Republic Steel Project, ETM, 6.375%, 6/1/2007	35,000	36,069
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	50,000	51,741
Stark County, OH, Health Care Facility, Rose Land Inc. Project:
5.3%, 7/20/2018	850,000	905,165
5.35%, 7/20/2023	940,000	998,515
		9,060,796
Oklahoma 0.3%
Grand River, OK, Dam Authority Revenue, ETM, 6.25%, 11/1/2008	425,000	439,348
McAlester, OK, Public Works Authority, ETM, 8.25%, 12/1/2005 (b)	60,000	61,603
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	105,000	108,228
Oklahoma, Housing Finance Agency, Multi-Family Housing, Northpark & Meadowlane Project, 5.1%, 12/1/2007	215,000	223,365
Oklahoma, Ordnance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,586,520
		2,419,064
Oregon 1.8%
Cow Creek Bank, OR, Umpqua Tribe of Indians, Series B, 144A, 5.1%, 7/1/2012 (b)	730,000	745,775
Multnomah County, OR, School District General Obligation, Series E, 5.625%, 6/15/2013	1,645,000	1,861,680
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,388,560
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013 (b)	4,000,000	4,425,640
Washington & Clackamas Counties, OR, School District General Obligation, 5.375%, 6/15/2017 (b)	4,000,000	4,449,760
		14,871,415
Pennsylvania 5.3%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,767,255
Allegheny County, PA, Hospital Development Authority, North Hills Passavant Hospital, ETM, 6.75%, 7/1/2005	45,000	45,133
Allegheny County, PA, Residential Finance Authority, Single Family Mortgage, Series CIY-2, 5.2%, 5/1/2017	115,000	120,743
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	1,285,000	1,332,185
Berks County, PA, Redevelopment Authority, Multi-Family Revenue, Woodgate Associate Project, Series A, 5.15%, 1/1/2019	1,610,000	1,641,089
Chester County, PA, Health & Education Facility, Immaculata College:
5.0%, 10/15/2006	265,000	265,321
5.0%, 10/15/2007	310,000	310,350
5.1%, 10/15/2008	120,000	120,133
5.125%, 10/15/2009	230,000	230,228
5.3%, 10/15/2011	280,000	280,266
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,507,818
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	107,430
Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania, Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,116,290
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	821,496
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	113,859
5.85%, 3/15/2017	325,000	334,951
Fayette County, PA, Hospital Authority, Uniontown Hospital, 5.45%, 6/15/2007 (b)	340,000	355,045
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	70,000	76,612
Mount Lebanon, PA, Hospital Authority, ETM, 7.0%, 7/1/2006	55,000	56,145
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	90,000	99,677
Pennsylvania, General Obligation, Series 3, 5.0%, 9/1/2016	4,000,000	4,415,520
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000	275,475
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	859,856
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation:
Series A, 5.4%, 11/15/2007 (b)	350,000	367,962
Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,525,676
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	435,000	442,269
Pennsylvania, Higher Educational Facility, University of the Arts:
4.85%, 3/15/2006 (b)	200,000	200,282
5.1%, 3/15/2009 (b)	230,000	230,324
Pennsylvania, Higher Educational Facility, Ursinus College, 5.4%, 1/1/2006	190,000	192,806
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	6,242,940
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,812,719
Philadelphia, PA, Industrial Development Authority, Elmira Jefferies Memorial Home, Series A, 4.75%, 2/1/2008	180,000	183,442
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	430,000	430,568
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	700,000	719,460
Philadelphia, PA, School District General Obligation:
Series C, 5.75%, 3/1/2011 (b)	500,000	559,205
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,123,890
Pittsburgh, PA, School District General Obligation, 5.25%, 9/1/2009 (b)	2,000,000	2,169,720
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008 (b)	2,725,000	2,917,494
Scranton-Lackawanna Counties, PA, University of Scranton Project, 5.15%, 11/1/2011 (b)	250,000	262,028
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	980,000	1,021,973
		42,655,635
Puerto Rico 0.3%
Puerto Rico, Public Finance Corp., Commonwealth Tax, Series A, 5.75%**, 8/1/2027, Government Development Bank for Puerto Rico (c)	2,550,000	2,828,562
South Carolina 1.8%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	3,105,000	3,522,964
South Carolina, Housing Finance & Development Authority, Bryon Point Apartments Project, 5.7%, 6/1/2025	2,290,000	2,290,000
South Carolina, Housing Finance & Development Authority, Westbury Plantation, Series A, 6.05%, 7/1/2027	305,000	305,323
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	4,124,480
5.375%, 6/1/2016 (b)	3,900,000	4,341,558
		14,584,325
Tennessee 2.8%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Municipal Bond Fund, 2.98%*, 1/1/2033, Bank of America NA (c)	300,000	300,000
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	225,000	253,228
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,745,623
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,995,853
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	465,000	488,613
Nashville & Davidson Counties, TN, Electric Revenue, Series B, 5.5%, 5/15/2014	3,535,000	4,077,375
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Home Inc. Project, Series A, Prerefunded, 9.0%, 10/1/2022	175,000	204,250
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Modal Health, 5.5%, 5/1/2023 (b)	550,000	583,225
Nashville & Davidson Counties, TN, Health & Education Facilities Board, Open Arms Care Corp., 5.1%, 8/1/2016 (b)	1,000,000	1,038,240
Nashville & Davidson Counties, TN, Health & Education Facilities Revenue Board, Multi-Family Housing, 5.2%, 2/1/2021	1,570,000	1,592,325
Nashville & Davidson Counties, TN, Multi-Family Housing, Welch Bend Apartments, Series A, 5.5%, 1/1/2027	1,600,000	1,635,424
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,717,395
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,275,000	1,351,666
Shelby County, TN, Public Improvements, General Obligation, Series B, 5.25%, 11/1/2006	10,000	10,334
		22,993,551
Texas 12.2%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	5,775,000	4,995,722
Austin, TX, Water & Sewer Revenue, 5.75%, 5/15/2014 (b)	2,800,000	3,135,104
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	210,992
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,639,125
Bryan, TX, Higher Education Authority, Educational Facilities Revenue, Allen Academy Project:
Series A, ETM, 144A, 6.5%, 12/1/2006	70,000	71,972
Series A, Prerefunded, 144A, 7.3%, 12/1/2016	1,315,000	1,415,058
Del Rio, TX, General Obligation:
5.55%, 4/1/2011 (b)	45,000	47,360
5.65%, 4/1/2013 (b)	95,000	99,647
5.75%, 4/1/2016 (b)	45,000	47,007
5.75%, 4/1/2017 (b)	185,000	193,000
6.5%, 4/1/2010 (b)	95,000	102,658
7.5%, 4/1/2008 (b)	95,000	105,417
7.5%, 4/1/2009 (b)	145,000	160,899
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	1,037,620
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	70,000	74,265
Grand Prairie, TX, Metropolitan Utilities, Water & Sewer Revenue, 6.5%, 4/1/2012 (b)	1,000,000	1,050,310
Harris County, TX, General Obligation, Series A, Zero Coupon, 8/15/2006 (b)	3,915,000	3,780,598
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	230,000	242,146
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	9,195,780
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,158,870
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,962,650
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	400,129
Lewisville, TX, Combination Contract Revenue, General Obligation, 144A, 5.625%, 9/1/2017 (b)	3,545,000	3,820,943
North East, TX, School District, General Obligation, 6.0%, 2/1/2015	4,575,000	5,151,770
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	355,000	381,245
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	6,026,460
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,367,252
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	171,992	172,208
Plano, TX, School District, General Obligation, 5.25%, 2/15/2014	4,625,000	5,078,944
Robstown, TX, Electric Light & Power Revenue:
6.0%, 12/1/2005	100,000	101,417
6.0%, 12/1/2006	100,000	101,367
Tarrant County, TX, Health Facility, South Central Nursing, Series A, 6.0%, 1/1/2037 (b)	140,000	152,956
Tarrant County, TX, Housing Finance Corp., Multi-Family Housing, Summit Project, Series A, 5.08%, 9/1/2027	1,510,000	1,530,823
Texarkana, TX, Housing Finance Corp., Summerhill, Series A, 144A, 5.55%, 1/20/2007	65,000	65,211
Texas, Department Housing & Community Affairs, Single Family Revenue, Series E, 6.0%, 9/1/2017 (b)	670,000	697,845
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014 (b)	2,500,000	2,765,175
Texas, Municipal Power Agency:
Prerefunded, ETM, Zero Coupon, 9/1/2007 (b)	597,000	557,980
ETM, Zero Coupon, 9/1/2007 (b)	7,788,000	7,268,307
ETM, Zero Coupon, 9/1/2014 (b)	40,000	27,831
Zero Coupon, 9/1/2014 (b)	1,760,000	1,219,029
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,146,370
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,531,893
Series A, 5.75%, 7/15/2013	3,000,000	3,308,790
Series B, 5.75%, 7/15/2014	3,555,000	3,920,916
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007 (b)	2,000,000	2,128,500
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,108,840
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,692,000
Waxahachie, TX, Independent School District, Prerefunded, ETM, Zero Coupon, 8/15/2009	150,000	130,818
Waxahachie, TX, School District General Obligation, Independent School District, Zero Coupon, 8/15/2009	250,000	217,895
		98,799,114
Utah 1.8%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	800,000	866,704
Provo City, UT, Housing Authority, Multi-Family Housing, Lookout Pointe Apartments, 6.0%, 7/20/2008	200,000	204,242
Salt Lake & Sandy, UT, Metropolitan Water District, Water Revenue:
5.0%, 7/1/2016 (b)	2,020,000	2,223,414
5.0%, 7/1/2017 (b)	2,455,000	2,690,312
Utah, Electric Revenue, Intermountain Power Agency:
Series B, ETM, 6.25%, 7/1/2006 (b)	5,060,000	5,242,919
Series B, 6.25%, 7/1/2006 (b)	2,940,000	3,045,634
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	80,000	80,164
Utah, Housing Finance Agency, Sub-Single Family Mortgage, Series F-1, 5.85%, 7/1/2007 (b)	20,000	20,038
		14,373,427
Vermont 0.1%
Vermont, Education & Health Building Finance Authority, Norwich University Project:
5.0%, 7/1/2006	275,000	279,546
5.0%, 7/1/2007	310,000	319,191
5.75%, 7/1/2013	525,000	555,870
		1,154,607
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,098,680
Virginia 0.4%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	815,000	864,788
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,885,000	2,161,567
Suffolk, VA, Redevelopment & Housing Authority, Multi-Family Housing Revenue, Brooke Ridge LLC, 5.25%, 10/1/2018 (b)	155,000	162,118
		3,188,473
Washington 2.6%
Douglas County, WA, School District General Obligation, School District No.206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,261,500
Grays Harbor County, WA, Public Utility District Number 1, Electric Revenue, ETM, 5.375%, 1/1/2006	45,000	45,522
King and Snohomish Counties, WA, County General Obligation, 5.75%, 12/1/2015 (b)	8,000,000	9,211,840
King County, WA, School District No. 411, Issaquah Refunding, Series A, 5.25%, 12/1/2016 (b)	3,950,000	4,411,518
Quinault Indian Nation, WA, Entertainment Revenue, Quinault Beach, Series A, 5.8%, 12/1/2015 (b)	300,000	319,143
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2:
Series A, 5.8%, 7/1/2007	2,120,000	2,241,646
Series A, 6.3%, 7/1/2012	1,000,000	1,175,790
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	905,000	1,001,002
		20,667,961
West Virginia 0.6%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Fleet Bank (c)	190,000	196,198
5.7%, 9/1/2009, Fleet Bank (c)	150,000	154,446
Harrison County, WV, Collateralized Mortgage Obligation, Series B, Zero Coupon, 10/20/2010 (b)	1,372,285	916,755
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,340,192
		4,607,591
Wisconsin 3.3%
Oshkosh, WI, Hospital Facility, Mercy Medical Center, Prerefunded, 7.375%, 7/1/2009	80,000	82,809
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	1,055,000	1,058,576
Whitewater, WI, Waterworks System Mortgage, Prerefunded, 7.5%, 7/1/2016	185,000	193,669
Wisconsin, General Obligation, 5.25%, 5/1/2015 (b)	2,175,000	2,439,871
Wisconsin, Health & Educational Facilities, Revenue Authority, 6.0%, 5/15/2016 (b)	1,000,000	1,046,970
Wisconsin, Health & Educational Facilities, Sister Sorrowful Mothers, Series A, 5.3%, 8/15/2009 (b)	890,000	937,829
Wisconsin, Health & Educational Facilities, Viterbo College Inc. Project, Series A:
5.75%, 2/1/2012, U.S. Bank Trust NA (c)	390,000	400,924
6.0%, 2/1/2017, U.S. Bank Trust NA (c)	405,000	415,441
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp.:
6.0%, 8/15/2005 (b)	1,400,000	1,408,904
6.125%, 8/15/2006 (b)	1,480,000	1,534,908
6.25%, 8/15/2007 (b)	1,000,000	1,068,140
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series C, 6.25%, 9/1/2017	1,315,000	1,325,007
Wisconsin, Housing & Economic Development Authority, Housing Revenue, 5.8%, 11/1/2013 (b)	1,580,000	1,613,196
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,555,709
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,548,480
		26,630,433
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $754,741,390) (a)	98.7	798,811,309
Other Assets and Liabilities, Net	1.3	10,526,040
Net Assets	100.0	809,337,349

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2005.

** Floating rate notes are securities whose yield vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2005.

(a) The cost for federal income tax purposes was $754,631,796. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $44,179,513. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,299,384 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $119,871.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
American Capital Access (ACA)	1.1
Ambac Financial Group	13.4
College Construction Loan Insurance Association	0.1
Financial Guaranty Insurance Company	11.5
Financial Security Assurance Inc.	11.3
MBIA Corp.	17.6
RaDain Asset Assurance	1.1

(c) Security incorporates a letter of credit from a major bank.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005
Assets
Investments in securities, at value (cost $754,741,390)	$ 798,811,309
Receivable for investments sold	505,000
Interest receivable	10,909,541
Receivable for Fund shares sold	1,169,055
Other assets	54,123
Total assets	811,449,028
Liabilities
Due to custodian bank	83,619
Dividends payable	705,026
Payable for Fund shares redeemed	688,560
Accrued management fee	252,112
Other accrued expenses and payables	382,362
Total liabilities	2,111,679
Net assets, at value	$ 809,337,349
Net Assets
Net assets consist of: Undistributed net investment income	320,874
Net unrealized appreciation (depreciation) on investments	44,069,919
Accumulated net realized gain (loss)	(3,460,121)
Paid-in capital	768,406,677
Net assets, at value	$ 809,337,349

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($93,215,114 ÷ 8,175,738 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.40
Maximum offering price per share (100 ÷ 97.25 of $11.40)	$ 11.72

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,042,273 ÷ 704,823 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.41

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,472,592 ÷ 1,182,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.40
Investment Class Net Asset Value, offering and redemption price(a) per share ($28,105,264 ÷ 2,463,721 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.41
Class AARP Net Asset Value, offering and redemption price(a) per share ($8,234,595 ÷ 721,620 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.41
Class S Net Asset Value, offering and redemption price(a) per share ($467,167,868 ÷ 40,954,967 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.41

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($191,099,643 ÷ 16,751,918 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.41

(a) Redemption price per shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2005
Investment Income
Income: Interest	$ 33,428,048
Expenses: Management fee	3,313,298
Services to shareholders	376,300
Custodian and accounting fees	109,162
Distribution services fees	483,370
Auditing	82,771
Legal	18,025
Trustees' fees and expenses	23,538
Reports to shareholders	37,036
Registration fees	69,305
Other	72,255
Total expenses, before expense reductions	4,585,060
Expense reductions	(10,448)
Total expenses, after expense reductions	4,574,612
Net investment income	28,853,436
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,466,311
Futures	(1,290,867)
1,175,444
Net unrealized appreciation (depreciation) during the period on: Investments	6,230,411
Futures	(50,602)
6,179,809
Net gain (loss) on investment transactions	7,355,253
Net increase (decrease) in net assets resulting from operations	$ 36,208,689

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2005	2004
Operations: Net investment income	$ 28,853,436	$ 25,476,857
Net realized gain (loss) on investment transactions	1,175,444	(208,580)
Net unrealized appreciation (depreciation) during the period on investment transactions	6,179,809	(30,779,662)
Net increase (decrease) in net assets resulting from operations	36,208,689	(5,511,385)
Distributions to shareholders from: Net investment income: Class A	(3,453,126)	(3,171,834)
Class B	(260,751)	(302,311)
Class C	(419,090)	(385,203)
Investment Class	(534,603)	—
Class AARP	(314,452)	(271,933)
Class S	(19,603,856)	(20,978,073)
Institutional Class	(3,961,026)	—
Net realized gains: Class A	(110,844)	(22,067)
Class B	(10,216)	(2,638)
Class C	(16,410)	(3,331)
Class AARP	(9,470)	(1,754)
Class S	(588,270)	(137,480)
Fund share transactions: Proceeds from shares sold	111,138,790	121,226,283
Net assets acquired in tax-free reorganization	258,170,996	—
Reinvestment of distributions	18,378,440	15,232,625
Cost of shares redeemed	(198,018,468)	(147,694,755)
Redemption fees	1,764	—
Net increase (decrease) in net assets from Fund share transactions	189,671,522	(11,235,847)
Increase (decrease) in net assets	196,598,097	(42,023,856)
Net assets at beginning of period	612,739,252	654,763,108
Net assets at end of period (including undistributed net investment income of $320,874 and $153,620, respectively)	$ 809,337,349	$ 612,739,252

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.26	$ 11.81	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.43	.43	.45	.46
Net realized and unrealized gain (loss) on investment transactions	.15	(.55)	.52	.08
Total from investment operations	.58	(.12)	.97	.54
Less distributions from: Net investment income	(.43)	(.43)	(.45)	(.46)
Net realized gains on investment transactions	(.01)	(.00)[b]	(.05)	—
Total distributions	(.44)	(.43)	(.50)	(.46)
Redemption fees	.00[b]	—	—	—
Net asset value, end of period	$ 11.40	$ 11.26	$ 11.81	$ 11.34
Total Return (%)[c]	5.25	(1.02)[d]	8.78	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	87	70	30
Ratio of expenses before expense reductions (%)	.85	.96	.93	.92*
Ratio of expenses after expense reductions (%)	.85	.94	.93	.92*
Ratio of net investment income (%)	3.82	3.71	3.96	4.19*
Portfolio turnover rate (%)	45	21	13	18

[a] For the period from June 11, 2001 (commencement of operations of Class A shares) to May 31, 2002.

[b] Amount is less than $.005.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B
Years Ended May 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.26	$ 11.81	$ 11.35	$ 11.26
Income from investment operations: Net investment income	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	.16	(.55)	.51	.09
Total from investment operations	.50	(.21)	.87	.46
Less distributions from: Net investment income	(.34)	(.34)	(.36)	(.37)
Net realized gains on investment transactions	(.01)	(.00)[b]	(.05)	—
Total distributions	(.35)	(.34)	(.41)	(.37)
Redepmtion fees	.00[b]	—	—	—
Net asset value, end of period	$ 11.41	$ 11.26	$ 11.81	$ 11.35
Total Return (%)[c]	4.54[d]	(1.80)[d]	7.88	4.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	6
Ratio of expenses before expense reductions (%)	1.63	1.76	1.75	1.74*
Ratio of expenses after expense reductions (%)	1.61	1.73	1.75	1.74*
Ratio of net investment income (%)	3.06	2.92	3.14	3.37*
Portfolio turnover rate (%)	45	21	13	18

[a] For the period from June 11, 2001 (commencement of operations of Class B shares) to May 31, 2002.

[b] Amount is less than $.005.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended May 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.25	$ 11.80	$ 11.34	$ 11.26
Income from investment operations: Net investment income	.34	.34	.36	.37
Net realized and unrealized gain (loss) on investment transactions	.16	(.55)	.51	.08
Total from investment operations	.50	(.21)	.87	.45
Less distributions from: Net investment income	(.34)	(.34)	(.36)	(.37)
Net realized gains on investment transactions	(.01)	(.00)[b]	(.05)	—
Total distributions	(.35)	(.34)	(.41)	(.37)
Redemption fees	.00[b]	—	—	—
Net asset value, end of period	$ 11.40	$ 11.25	$ 11.80	$ 11.34
Total Return (%)[c]	4.54	(1.76)[d]	7.82	4.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	11	4
Ratio of expenses before expense reductions (%)	1.62	1.73	1.72	1.72*
Ratio of expenses after expense reductions (%)	1.62	1.70	1.72	1.72*
Ratio of net investment income (%)	3.05	2.95	3.17	3.39*
Portfolio turnover rate (%)	45	21	13	18

[a] For the period from June 11, 2001 (commencement of operations of Class C shares) to May 31, 2002.

[b] Amount is less than $.005.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Investment Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.45
Income from investment operations: Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	(.04)
Total from investment operations	.17
Less distributions from: Net investment income	(.21)
Redemption fees	.00[b]
Net asset value, end of period	$ 11.41
Total Return (%)	1.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28
Ratio of expenses (%)	.67*
Ratio of net investment income (%)	4.16*
Portfolio turnover rate (%)	45
[a] For the period from December 20, 2004 (commencement of operations of Investment Class shares) to May 31, 2005. [b] Amount is less than $.005. * Annualized ** Not annualized

Class AARP
Years Ended May 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.27	$ 11.82	$ 11.35	$ 11.22	$ 10.93
Income from investment operations: Net investment income	.45	.46	.48	.50	.34
Net realized and unrealized gain (loss) on investment transactions	.15	(.55)	.52	.13	.29
Total from investment operations	.60	(.09)	1.00	.63	.63
Less distributions from: Net investment income	(.45)	(.46)	(.48)	(.50)	(.34)
Net realized gains on investment transactions	(.01)	(.00)[c]	(.05)	—	—
Total distributions	(.46)	(.46)	(.53)	(.50)	(.34)
Redemption fees	.00[c]	—	—	—	—
Net asset value, end of period	$ 11.41	$ 11.27	$ 11.82	$ 11.35	$ 11.22
Total Return (%)	5.46[d]	(.76)[d]	9.03	5.71	5.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	6	3	1
Ratio of expenses before expense reductions (%)	.67	.70	.69	.68	.73*
Ratio of expenses after expense reductions (%)	.65	.70	.69	.68	.73*
Ratio of net investment income (%)	4.02	3.95	4.20	4.42	4.64*
Portfolio turnover rate (%)	45	21	13	18	21

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended May 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.26	$ 11.81	$ 11.35	$ 11.22	$ 10.68
Income from investment operations:
Net investment income	.46	.46	.48	.50	.52
Net realized and unrealized gain (loss) on investment transactions	.16	(.55)	.51	.13	.54
Total from investment operations	.62	(.09)	.99	.63	1.06
Less distributions from:
Net investment income	(.46)	(.46)	(.48)	(.50)	(.52)
Net realized gains on investment transactions	(.01)	(.00)[b]	(.05)	—	—
Total distributions	(.47)	(.46)	(.53)	(.50)	(.52)
Redemption fees	.00[b]	—	—	—	—
Net asset value, end of period	$ 11.41	$ 11.26	$ 11.81	$ 11.35	$ 11.22
Total Return (%)	5.62	(.78)[c]	8.92	5.74	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	467	495	556	578	591
Ratio of expenses before expense reductions (%)	.59	.70	.69	.68	.73
Ratio of expenses after expense reductions (%)	.59	.69	.69	.68	.73
Ratio of net investment income (%)	4.08	3.95	4.20	4.42	4.67
Portfolio turnover rate (%)	45	21	13	18	21

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.003, decrease net realized and unrealized gain (loss) per share by $.003, and increase the ratio of net investment income to average net assets from 4.39% to 4.42%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] Amount is less than $.005.

[c] Total return would have been lower had certain expenses not been reduced.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.45
Income from investment operations: Net investment income	.22
Net realized and unrealized gain (loss) on investment transactions	(.04)
Total from investment operations	.18
Less distributions from: Net investment income	(.22)
Redemption fees	.00[b]
Net asset value, end of period	$ 11.41
Total Return (%)	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191
Ratio of expenses (%)	.45*
Ratio of net investment income (%)	4.38*
Portfolio turnover rate (%)	45
[a] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005. [b] Amount is less than $.005. * Annualized ** Not annualized
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of Scudder Tax-Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) On December 20, 2004, the Fund commenced offering Investment and Institutional Class shares. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $4,109,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2007, the expiration date, whichever occurs first, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 1,004,860
Undistributed taxable income	$ 21,040
Undistributed net long-term capital gains	$ 538,877
Capital loss carryforwards	$ (4,109,000)
Net unrealized appreciation (depreciation) on investments	$ 44,179,513

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2005	2004
Distributions from tax-exempt income	$ 28,546,903	$ 25,109,354
Distributions from short-term capital gain*	$ 547,383	$ —
Distributions from long-term capital gains	$ 187,828	$ 167,270

* For tax purposes short-term capital gain distributions are considered taxable income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $320,531,823 and $394,727,973, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. For the period June 1, 2004 through December 19, 2004, the management fee payable under the Management Agreement was equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% on the next $750,000,000 of such net assets, 0.49% on the next $1,500,000,000 of such net assets, 0.47% on the next $2,500,000,000 of such net assets, 0.45% on the next $2,500,000,000 of such net assets, 0.43% on the next $2,500,000,000 of such net assets, 0.41% on the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Effective December 20, 2004, the new management fee payable under the Management Agreement was equal to an annual rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Accordingly, for the year ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Effective, October 1, 2003 through December 19, 2004, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees). In addition, for the period June 1, 2004 through December 19, 2004, the Advisor contractually agreed to maintain the operating expenses of each class at 0.729%, 0.676%, 0.676%, 0.729% and 0.729% of average daily net assets for Class A, B, C, AARP and S shares, respectively, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustees and trustee counsel fees and organizational and offering expenses). Furthermore, for the period December 20, 2004 through December 20, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.55% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C, Investment Class and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2005
Class A	$ 28,926	$ —	$ 6,947
Class B	5,664	1,448	333
Class C	5,576	—	1,120
Investment Class	2,543	—	1,346
Class AARP	9,984	915	2,141
Class S	184,917	—	33,251
Institutional Class	20,000	—	9,175
	$ 257,610	$ 2,363	$ 54,313

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $81,474, of which $5,102 is unpaid at May 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2005 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 65,287	$ 5,098
Class C	104,753	8,392
	$ 170,040	$ 13,490

In addition SDI provides information and administrative services ("Service Fee") to Class A, B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2005	Annual Effective Rate
Class A	$ 227,920	$ 29,583.25%
Class B	21,685	2,316.25%
Class C	34,790	5,361.25%
Investment Class	28,935	28,935.22%
	$ 313,330	$ 66,195

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the year ended May 31, 2005 aggregated $1,454.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2005, the CDSC for Class B and C shares aggregated $23,976 and $954, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2005 SDI received $3,113.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $6,480, of which $3,240 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% of the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor reimbursed the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $237 and $210, respectively.

D. Expense Reductions

For the year ended May 31, 2005, the Advisor has agreed to reimburse the Fund an additional $6,488, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2005, the Fund's custodian fees were reduced by $1,597 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,632,679	$ 29,971,712	3,857,312	$ 44,802,280
Class B	27,728	316,045	151,578	1,746,821
Class C	307,949	3,516,722	727,932	8,452,485
Investment Class**	586,374	6,699,694	—	—
Class AARP	109,692	1,249,514	343,837	3,965,173
Class S	4,362,637	49,660,730	5,412,960	62,259,524
Institutional Class**	1,730,129	19,724,373	—	—
		$ 111,138,790		$ 121,226,283
Shares issued in tax-free reorganization*
Investment Class**	2,408,661	$ 27,579,978	—	$ —
Institutional Class**	20,139,290	230,591,018	—	—
		$ 258,170,996		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	141,225	$ 1,611,552	119,613	$ 1,376,299
Class B	11,391	130,057	12,565	144,659
Class C	15,011	171,230	18,481	212,626
Investment Class**	42,885	487,674	—	—
Class AARP	18,862	215,421	17,017	195,948
Class S	1,134,197	12,947,842	1,155,580	13,303,093
Institutional Class**	247,399	2,814,664	—	—
		$ 18,378,440		$ 15,232,625
Shares redeemed
Class A	(2,303,682)	$ (26,224,922)	(2,190,277)	$ (25,169,270)
Class B	(173,007)	(1,971,489)	(276,703)	(3,199,204)
Class C	(391,512)	(4,474,974)	(433,085)	(4,967,678)
Investment Class**	(574,199)	(6,535,722)	—	—
Class AARP	(82,635)	(943,726)	(214,194)	(2,470,317)
Class S	(8,479,395)	(96,703,800)	(9,731,644)	(111,888,286)
Institutional Class**	(5,364,900)	(61,163,835)	—	—
		$ (198,018,468)		$ (147,694,755)
Redemption fees		$ 1,764		$ —
Net increase (decrease)
Class A	470,222	$ 5,358,342	1,786,648	$ 21,009,309
Class B	(133,888)	(1,525,387)	(112,560)	(1,307,724)
Class C	(68,552)	(787,022)	313,328	3,697,433
Investment Class**	2,463,721	28,231,680	—	—
Class AARP	45,919	521,209	146,660	1,690,804
Class S	(2,982,561)	(34,095,226)	(3,163,104)	(36,325,669)
Institutional Class**	16,751,918	191,967,926	—	—
		$ 189,671,522		$ (11,235,847)

* On December 17, 2005, the Scudder Municipal Bond Fund was acquired by the Fund through a tax-free reorganization.

** For the period of December 20, 2004 (commencement of operations of Investment and Institutional Class shares) to May 31, 2005.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Municipal Bond Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 2,475,022 Investment Class shares and 20,707,154 Institutional Class shares of Scudder Municipal Bond Fund, respectively, for 2,408,661 Investment Class shares and 20,139,290 Institutional Class shares of Scudder Intermediate Tax/AMT Free Fund, respectively, outstanding on December 17, 2004. Scudder Municipal Bond Fund's net assets at that date, $258,170,996, including $7,628,915 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $615,429,891. The combined net assets of the Fund immediately following the acquisition were $873,600,887.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Tax-Free Trust and the Shareholders of Scudder Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
July 27, 2005

Tax Information (Unaudited)

The Fund paid distributions of $.0035 per share from net long-term capital gains during its year ended May 31, 2005, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SZMVX	SZMIX
CUSIP Number	811236-603	811236-702	811236-801	811236-876	811236-884
Fund Number	445	645	745	825	1445

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SMTTX	SCMTX
Fund Number	145	045

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2005, Scudder Tax Free Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     SCUDDER INTERMEDIATE TAX/AMT FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
  May 31,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005           $85,500            $225             $7,300              $0
--------------------------------------------------------------------------------
2004           $76,500            $185             $7,000              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
May 31,      Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005            $581,822                 $0                    $0
--------------------------------------------------------------------------------
2004            $542,483                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
May 31,        (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005           $7,300            $0             $207,146            $214,446
--------------------------------------------------------------------------------
2004           $7,000            $0            $1,681,369         $1,688,369
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Intermediate Tax/AMT Free Fund, a
                                    series of Scudder Tax Free Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Intermediate Tax/AMT Free Fund, a
                                    series of Scudder Tax Free Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005